UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549


                              FORM 8-K

                           CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934



   Date of Report (Date of Earliest Event Reported): July 28, 2004



                         HALIFAX CORPORATION
       (Exact name of registrant as specified in its charter)



      Virginia             1-08964               54-0829246
  (State or other       (Commission File      (I.R.S. Employer
  jurisdiction of           Number)         Identification No.)
   incorporation)



          5250 Cherokee Avenue, Alexandria, Virginia 22312
          (Address of principal executive offices/Zip Code)


Registrant's telephone number, including area code:  (703) 750-2202


Former name or former address, if changed since last report:  N/A

Forward Looking Statements

     Certain statements in this document constitute "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995. While forward-looking statements sometimes are presented with numerical specificity, they are based on various assumptions made by management regarding future circumstances over many of which we have little or no control. Forward-looking statements may be identified by words including "anticipate," "believe," "estimate," "expect" and similar expressions. Halifax Corporation ("Halifax" or the "Company") cautions readers that forward-looking statements, including without limitation, those relating to future business prospects, revenues, working capital, liquidity, and income, are subject to certain risks and uncertainties that would cause actual results to differ materially from those indicated in the forward-looking statements. Factors that could cause actual results to differ from forward-
looking statements include the concentration of the Company's revenues, risks involved in contracting with its customers, government contracting risks, absence of dividends, potential conflicts of interest, difficulties in attracting, and retaining management, professional and administrative staff, fluctuation in quarterly results, risks related to acquisitions and risks related to the Company's acquisition strategy, continued favorable banking relationships, the availability of capital to finance operations and planned growth, ramifications of the embezzlement matter, risks related to competition and the Company's ability to continue to perform efficiently on contracts, and other risks and factors identified from time to time in the Company's Annual Report on Form 10-K. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected.

     Forward-looking statements are intended to apply only at the time they are made. Moreover, whether or not stated in connection with a forward-looking statement, the Company undertakes no obligation to correct or update a forward-looking statement should we later become aware that it is not likely to be achieved. If the Company were to update or correct a forward-looking statement, you should not conclude that the Company will make additional updates or correction thereafter.

Item 4.  Changes in Registrant's Certifying Accountant.

     On July 28, 2004, the Audit Committee of Halifax Corporation (the "Company") engaged Grant Thornton LLP ("Grant Thornton") as the Company's independent auditor to audit the Company's consolidated financial statements for the fiscal year ending March 31, 2005. Deloitte & Touche LLP ("Deloitte") who had been engaged by the Company as the independent accountants to audit the Company's consolidated financial statements was dismissed effective July 28, 2004.

     The decision to change the Company's independent accountants from Deloitte to Grant Thornton was approved by the Audit Committee of the Board of Directors.

     The reports of Deloitte, on the financial statements of the Company during the two-year period ended March 31, 2004, did not contain an adverse opinion, or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except for the Company changing its accounting for goodwill and other intangible assets during fiscal 2003 as a result of adopting statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets." During the two-year period ended March 31, 2004, and interim period from April 1, 2004 through July 28, 2004, the Company did not have any disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

     In connection with the filing of this Form 8-K, Deloitte was provided with a copy of this disclosure and was requested by the Company to furnish to the Company a letter addressed to the SEC stating whether Deloitte agrees with the above statements. A copy of Deloitte's letter to the SEC is attached hereto as Exhibit 16.2 to this Form 8-K.

Item 7.  Financial Statements and Exhibits.

     (a)  Financial statements of businesses acquired.

          None.

     (b)  Pro-forma financial information.

          None.

     (c)  Exhibits.

          The following exhibit is filed herewith:

S-K Exhibit
Number         Description

16.2      Letter regarding change in certifying accountant.

                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                   HALIFAX CORPORATION



Date: July 28, 2004                By:/s/Joseph Sciacca
                                      Joseph Sciacca
                                      Vice President, Finance &
                                      Chief Financial Officer:

                            EXHIBIT INDEX



S-K Exhibit
Number                Description

16.2      Letter regarding change in certifying accountant.